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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               DECEMBER 31, 1997

                              EXCO RESOURCES, INC.


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
    STATE OF TEXAS                        0-9204                              74-1492779
(STATE OF ORGANIZATION)            (COMMISSION FILE NO.)           (IRS EMPLOYER IDENTIFICATION NO.)
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                              5735 PINELAND DRIVE
                                   SUITE 235
                              DALLAS, TEXAS 75231
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 368-2084

                                   NO CHANGE

                         9400 NORTH CENTRAL EXPRESSWAY
                                   SUITE 1209
                              DALLAS, TEXAS  75231

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

         On December 31, 1997, EXCO Resources, Inc. ("EXCO") issued, in a private placement, 100,000 shares of Common Stock, par value $.01 per share to Mr. T.W. Eubank, President, Treasurer and Chief Financial Officer of EXCO for an aggregate purchase price of $300,000, or $3.00 per share. In addition, on that same date EXCO issued, in a private placement, 100,000 shares to Mr. Earl Ellis for an aggregate purchase price of $300,000, or $3.00 per share. All of the shares so issued are deemed "restricted" shares under the Federal securities laws. The $600,000 aggregate gross purchase consideration will be used as general corporate working capital by EXCO. EXCO now has outstanding 1,005,300 shares of Common Stock.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EXCO RESOURCES, INC.



                                  By: /s/ Douglas H. Miller
                                      ----------------------------------------
                                  Name: DOUGLAS H. MILLER
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                                  Title: Chairman and Chief Executive Officer
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